UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2006

DOCUMENT SECURITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

The Company held its annual meeting of stockholders on May 4, 2006. At the meeting, the stockholders:

•	Elected six directors, including Patrick White, Thomas M. Wicker, Alan E. Harrison, Timothy Ashman, Robert B. Fagenson and Ira A. Greenstein; and

•	ratified Freed Maxick & Battaglia, CPAs PC as the company’s independent public accountants for the fiscal year ending December 31, 2006.

A slideshow, presented by Patrick A. White, President, Chairman and Chief Executive Officer of the Company at the annual meeting and an audio link to Mr. White's remarks are available on the Company's website at www.documentsecurity.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2006
DOCUMENT SECURITY SYSTEMS, INC.

	By:	/s/ Patrick A.White
Name: Patrick A.White
Title: Chief Executive Officer